SCHEDULE 14A

Information Required in Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SCI ENGINEERED MATERIALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCI ENGINEERED MATERIALS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held

June 14, 2013

and

PROXY STATEMENT

IMPORTANT

Please mark, sign and date your proxy,
and promptly return it in the enclosed envelope.

SCI ENGINEERED MATERIALS, INC.
2839 Charter Street
Columbus, Ohio 43228
(614) 486-0261

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 14, 2013

May 2, 2013

To Our Shareholders:

     The Annual Meeting of Shareholders of SCI Engineered Materials, Inc. (the “Company”) will be held at our offices located at 2839 Charter Street, Columbus, Ohio 43228, on June 14, 2013, at 9:30 a.m. local time, for the following purposes:

1.	To elect five directors of the Company, each to serve for terms expiring at the next Annual Meeting of Shareholders;
2.	To approve, by non-binding vote, executive compensation;
3.	To recommend, by non-binding vote, the frequency of executive compensation votes;
4.	To transact any other business which may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting is a form of a Proxy, Proxy Statement, and a copy of our Form 10-K Annual Report for the year ended December 31, 2012, all to be mailed on or about May 2, 2013.

     Our Board of Directors has fixed April 25, 2013, as the record date for the determination of shareholders entitled to notice and to vote at the annual meeting and any adjournment thereof. A list of shareholders will be available for examination by any shareholder at the annual meeting and for a period of 10 days before the annual meeting at our executive offices.

     You will be most welcome at the annual meeting and we hope you can attend. Our directors and officers, as well as representatives of our registered independent public accounting firm, are expected to be present to answer your questions and to discuss the Company’s business.

     We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the annual meeting, you may cast your vote in person and your proxy will not be used. If your shares are held in an account at a brokerage firm or bank, you must instruct them on how to vote your shares.

By Order of the Board of Directors,

Daniel Rooney
Chairman of the Board of Directors,
President and Chief Executive Officer

PLEASE SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF PROXY
MATERIALS FOR THE
SHAREHOLDER MEETING TO BE
HELD ON JUNE 14, 2013.

The proxy materials include this Proxy Statement for the Annual Meeting and our annual report on Form 10-K for the year ended December 31, 2012 and are available at www.sciengineeredmaterials-proxy.com.

The Annual Meeting of Shareholders will be held at our executive offices located at 2839 Charter Street, Columbus, Ohio 43228 on June 14, 2013 at 9:30 a.m. EDT for the following purposes:

1.	To elect five directors of the Company, each to serve for terms expiring at the next Annual Meeting of Shareholders;
2.	To approve, by non-binding vote, executive compensation;
3.	To recommend, by non-binding vote, the frequency of executive compensation votes;

We recommend that the shareholders vote FOR the election of the nominees for director, to APPROVE the executive compensation, and to recommend a vote for a frequency of “THREE YEARS” for the executive compensation votes.

If you wish to attend the shareholder meeting and vote in person you will find directions to our corporate office on our website at http://www.sciengineeredmaterials.com/company/directions.htm.

SCI ENGINEERED MATERIALS, INC.

2839 Charter Street
Columbus, Ohio 43228
_____________________________

PROXY STATEMENT
_____________________________

ANNUAL MEETING OF SHAREHOLDERS

June 14, 2013
_____________________________

     This proxy statement is furnished to the shareholders of SCI Engineered Materials, Inc., an Ohio corporation (the “Company”), in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held at our executive offices located at 2839 Charter Street, Columbus, Ohio 43228 on June 14, 2013 at 9:30 a.m., and at any adjournment or postponement thereof (the “Annual Meeting”). The enclosed proxy is being solicited by our Board of Directors. This proxy statement and the enclosed proxy will be sent or given to our shareholders on approximately May 2, 2013.

     We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, fax, or personal interview.

     The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by us prior to the Annual Meeting. If no directions are made to the contrary, the proxy will be voted FOR the election of Robert J. Baker, Jr., Walter J. Doyle, Robert H. Peitz, Daniel Rooney, and Edward W. Ungar as directors of the Company, to APPROVE the executive compensation, to recommend a vote for a frequency of “THREE YEARS” for the executive compensation votes, and to transact such other business as may properly come before the meeting or any adjournment thereof. Any shareholder voting the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to us, by duly executing and delivering to us a proxy card bearing a later date, or by voting in person at the annual meeting. The officers, directors, and nominees for directors of the Company are the beneficial owners of 29.7% of the Company’s issued and outstanding shares. The officers, directors and nominees for directors of the Company have indicated that they will vote in favor of each nominee for director, to approve the executive compensation, and to recommend a vote for a frequency of “three years” for the executive compensation votes.

     Only holders of record of our common stock at the close of business on April 25, 2013 will be entitled to vote at the Annual Meeting. At that time, we had 3,832,898 shares of common stock outstanding and entitled to vote. Each share of our common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

     The presence, in person or by proxy, of a majority of the outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the election of directors.

     The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked “Withhold Authority” and broker non-votes will not be counted toward such nominee’s achievement of a plurality and thus will have no effect.

     Each other matter to be submitted to the shareholders for approval or ratification at the Annual Meeting requires the affirmative vote of the holders of a majority of our common stock present and entitled to vote on the matter. For purposes of determining the number of shares of our common stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.

No Dissenters’ Rights

     The proposals described in this Proxy Statement will not afford shareholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ELECTION OF DIRECTORS

     Our Restated Code of Regulations provides that the number of directors shall be fixed by the Board. The total number of authorized directors currently is fixed at five. The nominees for director, if elected, will serve for one year terms expiring at the next Annual Meeting of Shareholders. Robert J. Baker, Jr., Walter J. Doyle, Robert H. Peitz, Daniel Rooney, and Edward W. Ungar currently serve as directors of the Company and are being nominated by the Board of Directors for reelection as directors.

     It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Baker, Doyle, Peitz, Rooney, and Ungar as directors. In the event that any nominee for director should become unavailable, the number of directors of the Company may be decreased pursuant to the Restated Code of Regulations or the Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

     The Board of Directors recommends that the shareholders vote FOR the election of the nominees for director.

     The following table sets forth each nominee’s name, age, and his position with the Company:

Name	Age	Position
Daniel Rooney	59	Chairman of the Board of Directors,
		President and Chief Executive Officer

Robert J. Baker, Jr.	74	Director

Walter J. Doyle	78	Director

Robert H. Peitz	52	Director

Edward W. Ungar	77	Director

     Daniel Rooney has served as a Director of our Company since joining us in March 2002 as President and Chief Executive Officer. Mr. Rooney was elected as the Chairman of the Board of Directors of our Company on January 8, 2003. Prior to joining us, Mr. Rooney was General Manager for Johnson Matthey, Color and Coatings Division, Structural Ceramics Sector North America from 1994 to 2001. Prior to that, Mr. Rooney held various management positions at TAM Ceramics, Inc., a Cookson Group Company. Mr. Rooney has a Bachelor of Science in Ceramic Engineering from Rutgers College of Engineering and an MBA from Niagara University. Mr. Rooney’s expertise and background in general management, manufacturing, sales and ceramics provides experience that the Board considers valuable.

     Robert J. Baker, Jr., Ph.D. has served as a Director of our Company since 1992. Dr. Baker is the President of Venture Resources International, which he founded in 1974, and the co-founder of Business Owners Consulting Group, which assists companies in the development of growth strategies, including marketing position and competitive strategies. He has co-lead group strategic planning programs (11 sessions of half day programs over 6 months with the participant’s strategic plan the result) for over 30 years with over 1,400 companies participating. He has/does serve on a number of private corporate Boards and Advisory Boards. Dr. Baker’s prior experience was with Battelle Northwest and the Battelle Development Corporation managing technology, commercial development of technology and technology licensing. Dr.

Baker was graduated from the University of Illinois with B.S., M.S., and Ph.D. degrees in Ceramic Engineering. In addition, Dr. Baker is a Sloan Fellow at MIT where he earned a Masters in Management Science. Dr. Baker’s experience in business consulting, the development and commercialization of technology and the development of corporations provides experience that the Board considers valuable.

     Walter J. Doyle has served as a director of our Company since 2004. Mr. Doyle is the President of Forest Capital, an angel capital investment firm he founded in 1997. He serves on the board of the publically traded Guitammer Company (GTMM). He is also a member and/or on the board of a number of other business organizations that he helps position for substantial growth and long term value. He focuses his efforts on making the companies with which he works more attractive to potential investors and/or acquirers. Mr. Doyle’s experience spans 40 years of general management with direct profit and loss responsibility as well as new product development and commercialization. Mr. Doyle was founder, President and CEO of Industrial Data Technologies (IDT) Corporation for 21 years. He then successfully positioned and managed the acquisition of IDT by the Eaton Corporation, headquartered in Cleveland Ohio. IDT designed, developed, manufactured and marketed innovative, high-tech industrial automation systems for factory applications in the automotive, plastics, metals, food packaging, and chemical industries. Mr. Doyle earned an Electrical Engineering degree from City College of New York and an MBA from the Harvard Business School. Mr. Doyle’s experience in the design, development, manufacturing, marketing and sales of industrial products provides experience that the Board considers valuable

     Robert H. Peitz has served as a Director of our Company since 2004. Mr. Peitz is a private investor and portfolio manager. Mr. Peitz has completed levels I and II of the Credit Risk Management series at the Citibank School of Global Banking, attended the Executive Development Program at the Kellogg Graduate School of Management at Northwestern University and is currently preparing for his CFA. Mr. Peitz is the former Managing Director and Head of Financial Markets for PB Capital in New York, New York. Previously, Mr. Peitz was a Managing Director at BHF Capital, Treasurer of BHF-Bank New York Branch and an Associate at Morgan Stanley in International Operations. Mr. Peitz graduated from the University of Cincinnati with a Bachelor of Arts in Economics and has an MBA from the Thunderbird School of Global Management. Mr. Peitz’ experience in finance and investor relations provides experience that the Board considers valuable.

     Edward W. Ungar has been a Director of our Company since 1990. Mr. Ungar is the President and founder of Taratec Corporation, a technology business-consulting firm in Columbus, Ohio. Prior to forming Taratec Corporation in 1986, Mr. Ungar was an executive with Battelle Memorial Institute. Mr. Ungar earned Ph.D. and M.S. degrees in Mechanical Engineering from The Ohio State University and a B.M.E. in Mechanical Engineering from The City College of New York, and completed the Executive Development Program at the Kellogg School, Northwestern University. In his position at Battelle, Mr. Ungar had profit and loss (P+L) responsibility for a major operation division. At Taratec, Mr. Ungar has had extensive experience in treasury and P+L functions as well as general management. Throughout his career, Mr. Ungar has been involved in technology commercialization related to the principal business areas of our Company. Mr. Ungar’s experience in the commercialization and finance of new technologies provides experience that the Board considers valuable.

INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS,
AND PRINCIPAL SHAREHOLDERS

Board Leadership and Structure

     Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote our corporate purposes, are sound and represent best practices. We continually review these governance practices to make sure we comply with state and federal laws.

     Our Board of Directors oversees all business, property and affairs of the Company. Our officers keep the members of the Board informed of our business through discussions at Board meetings and by providing them with reports and other materials throughout the year.

Meetings and Compensation of the Board of Directors

     Our Board of Directors had a total of six meetings during the year ended December 31, 2012. Each director attended all meetings. Directors who are employed by the Company receive no compensation for serving as directors.

     It is our policy that directors will attend all board meetings in addition to the meetings of the committees on which they serve. If a director cannot attend in person it is expected that he attend by teleconference when possible. If a director is unable to attend in person or by teleconference, prior notice is to be provided.

     As compensation for their service, non-employee directors may periodically receive cash, grants of stock or grants of stock options, with an exercise price equal to the fair market value of our common stock on the date of grant for up to a ten-year term. Directors are also reimbursed for all reasonable out-of-pocket expenses. In the year ended December 31, 2012, Dr. Baker earned $2,500 as chairman of the Stock Option and Compensation Committee (the “Compensation Committee”). Mr. Ungar earned $5,000 as chairman of the Audit Committee. In addition, each non-employee director received $5,000 and 6,000 shares or our common stock.

     It is our expectation that all members of the Board of Directors will attend the 2013 Annual Meeting of Shareholders. Four members of our Board of Directors were present at our 2012 Annual Meeting of Shareholders.

Shareholder Communication

     Our Board of Directors welcomes communications from shareholders. Shareholders may send communications to the Board of Directors or to any director in particular, c/o Gerald S. Blaskie, SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228. Any correspondence addressed to the Board of Directors or to any one of our directors in care of our offices will be forwarded to the addressee without review by management.

     We make our proxy solicitation materials on Schedule 14A, annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act available free of charge on our website at www.sciengineeredmaterials.com as soon as reasonably practicable after we electronically file such material with the SEC.

Board Leadership Structure

     From 1987 to March 2002 the positions of Chairman of the Board and Chief Executive Officer (CEO) were held by Dr. Edward R. Funk, the founder of our Company. For a brief period from March 2002 until January 2003 the positions of Chairman of the Board and CEO were held by separate people, due in part to the fact that the CEO was recently hired in March 2002. In January 2003, the Board reassessed this structure. Based in part on the CEO’s performance since his hire date and the Board’s increasing familiarity and comfort with the CEO and the potential efficiencies of having the CEO also serve in the role of Chairman of the Board, the Board decided to revise its structure. The Board appointed Mr. Rooney, our Chief Executive Officer, as the Chairman of the Board. We have no Lead Independent Director.

     The Chairman of the Board provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Chairman of the Board sets the Board agendas with Board and management input, facilitates communication among directors, and presides at meetings of the Board of Directors and shareholders.

Risk Oversight

     Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board of Directors in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also a determination of what constitutes an appropriate level of risk for the Company. Risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk.

     While the Board of Directors has the ultimate oversight responsibility for the risk management process, the committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual management letter from the Company’s external auditors. In addition, in setting compensation, the Compensation Committee strives to create a combination of near term and longer incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy.

Committees of the Board of Directors

     We have an Audit Committee and a Stock Option and Compensation Committee.

     The Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the plan of the annual audit. The Audit Committee reviews, in consultation with the independent auditors, the report of audit, or proposed report of audit and the accompanying management letter, if any. In addition, the Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the adequacy of the internal accounting controls. The Chairman of the Audit Committee is Mr. Ungar, and the members are Messrs. Baker and Doyle. The Audit Committee met four times during 2012. The Board of Directors has not adopted a charter for the Audit Committee. The Board of Directors has determined that Messrs. Doyle and Ungar qualify as “audit committee financial experts” as that term is defined in Item 407 of Regulation S-K. All members meet the criteria for audit committee independence as defined in NASDAQ Rule 4350, and Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended.

     The Compensation Committee of the Board of Directors reviews executive compensation and administers our stock incentive and incentive compensation performance plans. The Chairman of the Compensation Committee is Dr. Baker and the members are Messrs. Doyle and Ungar. The Compensation Committee met once during 2012.

     Due to the limited size of our Board of Directors and the fact that three of our directors are independent (Messrs Baker, Doyle, and Ungar), the Board of Directors has determined that it is not necessary to establish a nominating committee. Nominations for directors are considered by the entire Board of Directors. The directors take a critical role in guiding the strategic direction and oversee the management of the Company. Director candidates are considered based on various criteria, such as diversity in broad based business and professional skills and experiences, a global business and social perspective, concern for long term interests of shareholders, and personal integrity and judgment. In addition, directors must have available time to devote to Board activities and to enhance their knowledge of the industry. The Board seeks nominees with a broad diversity of experiences, professions, skills and backgrounds. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

     Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. Recent developments in corporate governance and financial reporting have resulted in increased demand for such highly qualified and productive public company directors.

     The Board of Directors will consider the recommendations of shareholders regarding potential director candidates. In order for shareholder recommendations regarding possible director candidates to be considered by the Board of Directors:

  such recommendations must be provided to the Board of Directors, c/o Gerald S. Blaskie, SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228, in writing at least 120 days prior to the date of the next scheduled annual meeting;

  the nominating shareholder must meet the eligibility requirements to submit a valid shareholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934, as amended; and

  the shareholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate.

Compensation Committee Interlocks and Insider Participation

     None of our executive officers have served:

  as a member of the Compensation Committee of another entity which has had an executive officer who has served on our Compensation Committee;

  as a director of another entity which has had an executive officer who has served on our Compensation Committee; or

  as a member of the Compensation Committee of another entity which has had an executive officer who has served as one of our directors.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 1701.13(E) of the Ohio Revised Code gives a corporation incorporated under the laws of Ohio power to indemnify any person who is or has been a director, officer or employee of that corporation, or of another corporation at the request of that corporation, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, criminal or civil, to which he is or may be made a party because of being or having been such director, officer, employee or agent, provided that in connection therewith, such person is determined to have acted in good faith in what he reasonably believed to be in or not opposed to the best interest of the corporation of which he is a director, officer, employee or agent and without reasonable cause, in the case of a criminal matter, to believe that his conduct was unlawful. The determination as to the conditions precedent to the permitted indemnification of such person is made by the directors of the indemnifying corporation acting at a meeting at which, for the purpose, any director who is a party to or threatened with any such action, suit or proceeding may not be counted in determining the existence of a quorum and may not vote. If, because of the foregoing limitations, the directors are unable to act in this regard, such determination may be made by the majority vote for the corporation’s voting shareholders (or without a meeting upon two-thirds written consent of such shareholders), by judicial proceeding or by written opinion of legal counsel not retained by the corporation or any person to be indemnified during the five years preceding the date of determination.

     Section 1701.13(E) of the Ohio Revised Code further provides that the indemnification thereby permitted shall not be exclusive of, and shall be in addition to, any other rights that directors, officers, employees or agents have, including rights under insurance purchased by the corporation.

     Article 5 of the Company’s Restated Code of Regulations contains extensive provisions related to indemnification of officers, directors, employees and agents. The Company is required to indemnify its directors against expenses, including attorney fees, judgments, fines and amounts paid in settlement of civil, criminal, administrative, and investigative proceedings, if the director acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company. When criminal proceedings are involved, indemnification is further conditioned upon the director having no reasonable cause to believe that his conduct was unlawful.

     Entitlement of a director to indemnification shall be made by vote of the disinterested directors of the Company. If there are an insufficient number of such directors to constitute a quorum, the determination to indemnify directors shall be made by one of the following methods: (1) a written opinion of independent legal counsel, (2) vote by the shareholders, or (3) by the court in which the action, suit or proceeding was brought.

     The Company may pay the expenses, including attorney fees of any director, as incurred, in advance of a final disposition of such action, suit or proceeding, upon receipt by the Company of an undertaking by the affected director(s) in which he (they) agree(s) to cooperate with the Company concerning the action, suit or proceeding, and agree(s) to repay the Company in the event that a court determines that the director’s action, or failure to act, involved an act, or omission, undertaken with reckless disregard for the best interests of the Company.

     The indemnification provisions of the Articles of Incorporation relating to officers, employees and agents of the Company are similar to those relating to directors, but are not mandatory in nature. On a case-by-case basis, the Company may elect to indemnify them, and may elect to pay their expenses, including attorney fees, in advance of a final disposition of the action, suit or proceeding, upon the same conditions and subject to legal standards as relate to directors. These indemnification provisions are also applicable to actions brought against directors, officers, employees and agents in the right of the Company. However, no indemnification shall be made to any person adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless, and only to the extent that a court determines, that despite the adjudication of liability, but in view of all of the circumstances of the case, shall deem proper. The Company currently carries directors and officers insurance in the amount of one million dollars.

     The above discussion of the Company’s Restated Code of Regulations and of Section 1701.13(E) of the Ohio Revised Code is not intended to be exhaustive and is respectively qualified in its entirety by such documents and statutes.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Company issued pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the plan of the annual audit. The Audit Committee reviews, in consultation with the independent auditors, the report of audit, or proposed report of audit and the accompanying management letter, if any. In addition, the Audit Committee consults with our Chief Financial Officer, other key members of our management and with our independent auditors with regard to the adequacy of the internal accounting controls.

     In fulfilling its responsibilities, the Audit Committee selected Crowe Horwath LLP as our independent accountants for purposes of auditing our financial statements for 2012. The Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements; discussed with the independent auditors the matters required to be discussed by Codification of Statements on Auditing Standards No. 61; received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1; and discussed with the independent auditors their independence from our Company.

     Based on the reviews and discussions with management and Crowe Horwath LLP, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission.

     The Board of Directors evaluated the independence of each member of the Audit Committee. As part of its evaluation, the Board of Directors determined, in the exercise of its business judgment, that Mr. Ungar, Mr. Doyle, and Dr. Baker are independent under Rule 4350(d) of the Nasdaq Stock Market, and each is financially literate each in his own capacity.

     Based upon its work and the information received in the inquiries outlined above, the Audit Committee is satisfied that its responsibilities for the period ended December 31, 2012, were met and that our financial reporting and audit processes are functioning effectively.

Submitted by the Audit Committee
of the Board of Directors:
Robert J. Baker, Jr.
Walter J. Doyle
Edward W. Ungar

Executive Officers

     In addition to Mr. Rooney, the following persons serve as executive officers of the Company:

     Michael K. Barna, age 56, has served as Vice President, Sales-Photonics, since March 2, 2006. Mr. Barna joined us as Director of Sales and Marketing in January 2004. Prior to joining us, Mr. Barna had more than 20 years of experience in thin film sales, including major account sales of Physical Vapor Deposition equipment, high purity sputtering targets and evaporation materials for these systems, hybrid microelectronic, telecommunications, and the commercial glass coating markets. Mr. Barna earned a B.S. degree in Mechanical Engineering from the University of Kentucky.

     Gerald S. Blaskie, age 55, has served as Vice President, Treasurer and Chief Financial Officer since March 2006. Mr. Blaskie joined us as Chief Financial Officer in April 2001. Prior to joining us, Mr. Blaskie was the Controller at Cable Link, Inc. from February 2000 to March 2001. From 1997 to 2000, he was the Plant Manager at Central Ohio Plastics Corporation, where he also served as Controller from 1993 to 1997. Mr. Blaskie earned a B.S. degree in Accounting from Central Michigan University and passed the CPA exam in the State of Ohio.

     Scott Campbell, Ph.D., age 55, has served as our Vice President of Technology since March 2005. Dr. Campbell served as our Vice-President of Research and Engineering from July 2004 to March 2005. Dr. Campbell joined us in July 2002 as our Technical Director. Prior to joining us, he was Senior Research Manager at Oxynet, Inc. for five years. Dr. Campbell earned his Ph.D., Metallurgy, from the University of Illinois at Chicago. In addition, he earned M.S. and B.S. degrees in Ceramic Engineering from The Ohio State University. He is a member of the American Vacuum Society and the Materials Research Society.

     Officers are elected annually by our Board of Directors and serve at its discretion.

Ownership of Common Stock by Directors and Executive Officers

     The following table sets forth, as of April 25, 2013, the beneficial ownership of the Company’s common stock by each of the Company’s directors, each executive officer named in the Summary Compensation Table, and by all directors and executive officers as a group.

	Number of Shares	Percentage of
Name of Beneficial Owner(1)	Beneficially Owned(2)	Class(3)
Robert H. Peitz(4)	586,940	15.1%
Daniel Rooney(5)	172,902	4.4%
Walter J. Doyle(6)	146,488	3.8%
Michael K. Barna(7)	111,500	2.8%
Robert J. Baker, Jr.(8)	85,051	2.2%
Edward W. Ungar(9)	71,188	1.8%
Gerald S. Blaskie(10)	63,500	1.6%
Scott Campbell(11)	62,750	1.6%
All directors and executive officers as
a group (8 persons)(12)	1,300,319	29.7%

(1) The address for all is c/o SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228.

(2) For purposes of the above table, a person is considered to “beneficially own” any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of April 25, 2013. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) “Percentage of Class” is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on April 25, 2013, plus the number of shares such person has the right to acquire within 60 days of April 25, 2013.

(4) Mr. Peitz’ ownership includes 155,412 shares of common stock beneficially owned by Park National Bank (Trustee for the Ingeborg Funk Children’s Trust). Mr. Peitz includes these shares because he has the power to dispose of the shares. Mr. Peitz’ ownership also includes 42,500 shares of common stock which can be acquired by Mr. Peitz under stock options exercisable within 60 days of April 25, 2013.

(5) Includes 128,250 common shares which may be acquired by Mr. Rooney under stock options exercisable within 60 days of April 25, 2013, and 14,800 shares which are held in Mr. Rooney’s IRA.

(6) Includes 42,500 common shares which may be acquired by Mr. Doyle under stock options exercisable within 60 days of April 25, 2013.

(7) Includes 106,500 common shares which may be acquired by Mr. Barna under stock options exercisable within 60 days of April 25, 2013, and 2,000 shares which are held in Mr. Barna’s IRA.

(8) Includes 52,500 common shares which may be acquired by Dr. Baker under stock options exercisable within 60 days of April 25, 2013, and 16,063 shares which are held in Dr. Baker’s IRA.

(9) Includes 52,500 common shares which may be acquired by Mr. Ungar under stock options exercisable within 60 days of April 25, 2013.

(10) Includes 62,500 common shares which may be acquired by Mr. Blaskie under stock options exercisable within 60 days of April 25, 2013.

(11) Includes 62,750 common shares which may be acquired by Dr. Campbell under stock options exercisable within 60 days of April 25, 2013.

(12) Includes 550,000 common shares which may be acquired under stock options exercisable within 60 days of April 25, 2013.

Ownership of Common Stock by Principal Shareholders

     The following table sets forth information as of April 25, 2013, relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company.

	Number of Shares	Percentage of
Name of Beneficial Owner(1)	Beneficially Owned(2)	Class(3)
Robert H. Peitz(4)	586,940	15.1%
Windcom Investments SA(5)	321,157	8.4%
Curtis A. Loveland(6)	319,456	8.3%
Laura Shunk	312,033	8.1%
Daniel Funk	297,077	7.8%

(1) The address of Robert H. Peitz is c/o SCI Engineered Materials, Inc., 2839 Charter Street, Columbus, Ohio 43228. The address of Windcom Investments SA is via 5 Bagutti 5, 6900 Lugano, Switzerland. The address of Curtis A. Loveland is c/o Porter, Wright, Morris & Arthur LLP, 41 South High Street, Columbus, Ohio 43215. The address of Laura Shunk is PO Box 490, Chesterland, Ohio 44026. The address of Daniel Funk is 2123 Auburn Avenue, Suite 322, Cincinnati, Ohio 45219.

(2) For purposes of this table, a person is considered to “beneficially own” any shares with respect to which he or she exercises sole or shared voting or investment power or as to which he or she has the right to acquire the beneficial ownership within 60 days of April 25, 2013. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) “Percentage of Class” is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on April 25, 2013, plus the number of shares such person has the right to acquire within 60 days of April 25, 2013.

(4) Mr. Peitz’ ownership includes 155,412 shares of common stock beneficially owned by Park National Bank (Trustee for the Ingeborg Funk Children’s Trust). Mr. Peitz includes these shares because he has the power to dispose of the shares. Mr. Peitz’ ownership also includes 42,500 shares of common stock which can be acquired by Mr. Peitz under stock options exercisable within 60 days of April 25, 2013.

(5) Dr. Karl Kohlbrenner, CEO of Windcom Investments SA, has voting and dispositive power over the shares of common stock on behalf of Windcom Investments SA.

(6) Includes 30,000 shares of common stock which can be acquired by Mr. Loveland under stock options exercisable within 60 days of April 25, 2013.

Executive Compensation

     The following summary compensation table sets forth information regarding compensation earned during the last two years by our Principal Executive Officer, our Principal Financial Officer and our two other officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary	Bonus	Stock awards	Option awards	Non-equity incentive plan compensation	All other compensation (a)	Total
PEO	2012	$204,352	$0	$0	$0	$0	$6,131	$210,483
Daniel
Rooney
	2011	214,240	0	0	0	0	6,427	220,667
PFO	2012	117,895	0	0	0	1,500 (d)	3,537	122,932
Gerald S.
Blaskie
	2011	123,600	0	0	0	1,500 (b)	3,708	128,808
VP- Sales	2012	99,826	0	0	0	66,935 (e)	2,995	169,756
Photonics
Michael K.
Barna
	2011	104,680	0	0	0	53,449 (c)	3,140	161,269
VP-	2012	157,861	0	0	0	4,132 (f)	4,736	166,729
Technology
Scott
Campbell
	2011	165,500	0	0	0	2,000 (b)	4,965	172,465

a-	Company Safe Harbor contribution under the SCI Engineered Materials, Inc. 401(k) & Profit Sharing Plan.
b-	$500 deferred under our incentive compensation plan; paid in 2012.
c-	$12,236 deferred under our incentive compensation plan; paid in 2012.
d-	$500 deferred under our incentive compensation plan; paid in 2013.
e-	$17,475 deferred under our incentive compensation plan; paid in 2013.
f-	$1,632 deferred under our incentive compensation plan; paid in 2013.

Salaries

     The salaries of the Named Executive Officers are reviewed on an annual basis. Changes in salary are based on an evaluation of the Company’s and the individual’s performance as well as the level of pay compared to general industry peer group pay levels. The Compensation Committee of the Board of Directors reviews salaries periodically and recommends merit increases to the Board of Directors as the Committee deems appropriate. There were no increases awarded to the Named Executive Officers during 2011 or 2012.

Executive Annual Incentive Plan

     Mr. Blaskie received $1,500 for the Company meeting specified on-time delivery goals.

     Mr. Barna received $66,935 for attaining and exceeding gross profit goals.

     Dr. Campbell received $4,132 for the Company meeting specified on-time delivery and targeted scrap goals and attaining and exceeding gross profit goals.

Employment Agreement for Principal Executive Officer

     The Principal Executive Officer, Mr. Daniel Rooney, has an employment contract that entitles him to 100% of his compensation for six months following his termination other than for fraud or serious misconduct. Following the initial six-month period after his termination, Mr. Rooney is entitled to receive six months of pay at a rate of 50% of his compensation at the time of his termination.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END - 2012 OPTION AWARDS
Name and Principal Position	Number of securities	Number of securities	Option exercise	Option
	underlying	underlying unexercised	price	expiration date
	unexercised options (#)	options (#) – unexercisable
	- exercisable
PEO Daniel Rooney	70,600	105,900 (a)	$6.00	01-01-19
	10,000	0	2.60	01-21-14
	15,000	0	2.40	03-08-15
	15,000	0	3.25	06-19-16
PFO Gerald S. Blaskie	38,000	57,000 (a)	6.00	01-01-19
	5,000	0	2.60	01-21-14
	5,000	0	2.40	03-08-15
	5,000	0	3.25	06-19-16
VP- Sales Photonics Michael K. Barna	37,200	55,800 (a)	6.00	01-01-19
	40,000	0	2.85	04-28-14
	10,000	0	2.40	03-08-15
	10,000	0	3.25	06-19-16
VP-Technology Scott Campbell	34,200	51,300 (a)	6.00	01-01-19
	5,000	0	2.60	01-21-14
	10,000	0	2.40	03-08-15
	5,000	0	3.25	06-19-16

a - Options granted January 2, 2009 vest in ten equal annual installments on each anniversary of the date of the grant beginning January 2, 2009.

Stock Options

     At our 2011 Annual Meeting, our shareholders approved our 2011 Stock Incentive Plan (the “2011 Plan”). At our 2006 Annual Meeting, our shareholders approved our 2006 Stock Incentive Plan (the “2006 Plan”). The purpose of each Plan was to further the growth and profitability of the Company by providing increased incentives to and encourage share ownership on the part of key employees, officers and directors, and consultants and advisors who render services to the Company and any future parent or subsidiary of the Company. Each Plan permits the granting of stock options and restricted stock awards (collectively “Awards”) to eligible participants. The maximum number of shares of common stock which may be issued pursuant to the 2011 Plan is 250,000 shares. The maximum number of shares of common stock which may be issued pursuant to the 2006 Plan is 600,000 shares. If an Award expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares will be available again for grants of Awards. Each Plan is administered by the Company’s Stock Option and Compensation Committee (the “Committee”). All the members of the Committee qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 and as “outside directors” under Section 162(m) of the Internal Revenue Code (the “Code”). Pursuant to each Plan, the Committee has the sole discretion to determine the employees, directors and consultants who may be granted Awards, the terms and conditions of such Awards and to construe and interpret the Plans. The Committee is also responsible for making adjustments in outstanding Awards, the shares available for Awards, and the numerical limitations for Awards to reflect any transaction such as a stock split or stock dividend. The Committee may delegate its authority to one or more directors or officers; provided, however, that the Committee may not delegate its authority and powers (a) with respect to any Section 16b-3 Persons, or (b) in any way which would jeopardize the Plan’s qualifications under Section 162(n) of the Code or Rule 16b-3. The Board of Directors may amend or terminate either Plan at any time and for any reason. To the extent required under Rule 16b-3 material amendments to the Plans must be approved by the shareholders.

     Eligibility to participate in the either Plan extends to management, key employees, directors and consultants of the Company. The estimated number of eligible participants is approximately 25 persons. The actual number of individuals who may receive options of restrictive stock awards under the Plans cannot be determined because eligibility for participation is at the discretion of the Committee.

Director Compensation

The following Director Compensation table sets forth information regarding compensation paid to our non-employee directors. Directors who are employed by us do not receive any compensation for their board activities.

DIRECTOR COMPENSATION – 2012

Name	Fees earned or	Stock	Option	All other	Total
	paid in cash	awards	awards	compensation
Robert J. Baker, Jr.	$7,500	$8,340	$0	$0	$15,840
Walter J. Doyle, Robert H. Peitz	5,000	8,340	0	0	13,340
Edward W. Ungar	10,000	8,340	0	0	18,340

1 – Dr. Baker, Jr. is Chairman of the Stock Option and Compensation Committee.
2 – Compensation for Mr. Doyle and Mr. Peitz is identical.
3 – Mr. Ungar is Chairman of the Audit Committee.
4 – Daniel Rooney is the Principal Executive Officer and is Chairman of the Board of Directors. Mr. Rooney does not appear on this table and receives no director compensation.

The following discloses the aggregate number of stock option awards outstanding for all directors:

Mr. Peitz – Ownership includes 155,412 shares of common stock beneficially owned by Park National Bank (Trustee for the Ingeborg Funk Children’s Trust). Mr. Peitz includes these shares because he has the power to dispose of the shares. Mr. Peitz’ ownership also includes 42,500 shares of common stock, which can be acquired by Mr. Peitz under stock options exercisable within 60 days of April 25, 2013.

Mr. Rooney – 128,250 common shares may be acquired by Mr. Rooney under stock options exercisable within 60 days of April 25, 2013.

Mr. Doyle – 42,500 common shares may be acquired by Mr. Doyle under stock options exercisable within 60 days of April 25, 2013.

Dr. Baker – 52,500 common shares may be acquired by Dr. Baker under stock options exercisable within 60 days of April 25, 2013.

Mr. Ungar – 52,500 common shares may be acquired by Mr. Ungar under stock options exercisable within 60 days of April 25, 2013.

Non-Employee Director Reimbursement

Non-employee directors are reimbursed for travel and other out-of-pocket expenses connected to Board travel.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth additional information as of December 31, 2012, concerning shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements approved by our shareholders. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants (excluding the shares to be issued upon exercise of outstanding options and other rights).

Number of securities
	Number of		remaining available for
	Securities to be	Weighted-average	issuance under equity
	issued upon exercise	exercise price of	compensation plans
	of outstanding	outstanding options and	(excluding securities
	options and rights	rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans
approved by security holders	842,250	$4.83	268,000

Equity compensation plans approved by shareholders include our 2011 Stock Option Plan, 2006 Stock Option Plan and 1995 Stock Option Plan.

ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION

The Company seeks your advisory vote on our executive compensation programs. This vote is required by Section 14A of the Securities Act of 1934. The Company asks that you support the compensation of our named executive officers as disclosed in the accompanying tables contained in this Proxy Statement. Because your vote is advisory, it will not be binding on the Compensation Committee, the Board of Directors, or the Company. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The Company has incentive plans that we use to motivate, retain, and reward our executives. Those incentive plans include the Annual Incentive Performance Plan, Long-Term Incentive Performance Plan, Stock Option Plan, and Restricted Stock Plan.

We believe that our executive compensation programs are structured in the best manner possible to support our Company and our business objectives, as well as to support our culture and traditions that have been around for over 26 years.

  Our compensation programs are tied into our key business objectives.
  We maintain a high level of corporate governance over our executive pay programs.
  We closely monitor the compensation programs and pay levels of executives from companies of similar size and complexity, so that we may ensure that our compensation programs are within the norm of a range of market practices.
  Our Compensation Committee, our Board of Directors and Chief Executive Officer engage in a rigorous talent review process annually to address succession and executive development for our CEO and other key executives.

The Company asks that you review in detail the disclosure contained in this Proxy Statement regarding compensation of the Company’s Named Executive Officers and indicate your support for the compensation of the Company’s Named Executive Officers that are described in this Proxy Statement by voting in favor of the following resolution:

  “Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission as disclosed in this Proxy Statement, is hereby Approved.” Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any Named Executive Officer and will not be binding on or overrule any decisions by the Board of Directors. The Compensation Committee will take into account the outcome of the vote when considering future compensation for our Named Executive Officers.

The Board of Directors recommends a vote “FOR” the Company’s compensation of our named executive officers as disclosed in the accompanying compensation tables contained in this proxy statement.

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE
COMPENSATION

The Company would also like to seek your input with regard to the frequency of future shareholder advisory votes on our executive compensation programs. This vote is required by Section 14A of the Securities Act of 1934. In particular, we are asking whether the advisory vote should occur every three years, every two years or every year. The Company asks that you support a frequency period of every three years (a triennial vote) for future non-binding shareholder votes on compensation of our named executive officers.

A shareholder advisory vote on executive compensation is very important to the Company. We appreciate the past approval of our stock option and incentive plans by our shareholders. This has served both our Company and our shareholders well, ensuring a direct alignment between executive compensation and financial performance results. Setting a three year period for holding this shareholder vote will enhance shareholder communication by providing a clear, simple means for the Company to obtain information on investor sentiment about our executive compensation philosophy. An advisory vote every three years will be the most effective timeframe for the Company to respond to shareholders’ feedback and provide the Company with sufficient time to engage with shareholders to understand and respond to the vote results.

The Board of Directors recommends a vote for a frequency of “THREE YEARS” for future non-binding shareholder votes on compensation votes on compensation of our named executive officers.

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board of Directors (the "Audit Committee") of SCI Engineered Materials, Inc. selected Crowe Horwath LLP (“Crowe”) to perform the 2012 audit for SCI Engineered Materials, Inc and to serve as our registered independent public accounting firm for 2013. A representative of Crowe is expected to attend the Annual Meeting of Shareholders in order to respond to appropriate questions from shareholders, and will have the opportunity to make a statement.

FEES OF THE REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR
THE YEAR ENDED DECEMBER 31, 2012 AND 2011

Audit Fees

     The aggregate fees billed by Crowe for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Form 10-Q were $67,300 for 2012 and $85,250 for 2011.

Tax Fees

     The aggregate fees billed for professional services rendered for tax compliance and consulting was approximately $1,900 for 2012 and approximately $7,700 for 2011.

All Other Fees

     The total fees billed by Crowe for additional procedures related to accounting records performed to comply with regulatory reporting requirements were $2,000 for 2012 and 2011.

Pre-Approval Policy

     The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor or other registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to completion of the audit.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and greater than 10% shareholders to file reports of ownership and changes in ownership of our securities with the Securities and Exchange Commission (“SEC”). Copies of the reports are required by SEC regulation to be furnished to us. Based on our review of such reports, and written representations from reporting persons, we believe that all reporting persons complied with all filing requirements during the year ended December 31, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None.

SHAREHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

     Each year our Board of Directors submits its nominations for election of directors at the annual meeting of shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the proxy statement for action at the annual meeting. Any proposal submitted by a shareholder for inclusion in the proxy statement for the annual meeting of shareholders to be held in 2014 must be received by us (addressed to the attention of the Secretary) on or before December 31, 2013. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2014 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by us after March 15, 2014. Any such proposal to be submitted at the meeting must be a proper subject for shareholder action under the laws of the State of Ohio.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     We are delivering this Proxy Statement and an annual report to all shareholders of record as of the record date. Shareholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement and annual report if previously notified by their bank, broker or other holder. This process, by which only one proxy statement and annual report, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for shareholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the shareholders within the household.

     Street name shareholders in a single household who received only one copy of the Proxy Statement or annual report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name shareholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form.

     If you are a registered shareholder receiving multiple copies of this Proxy Statement, you also may request orally or in writing to receive a single copy of this Proxy Statement by calling 1-614-486-0261, or writing to SCI Engineered Materials at 2839 Charter Street, Columbus, Ohio 43228.

ANNUAL REPORT

     Our annual report on Form 10-K for the year ended December 31, 2012, containing financial statements for such year and the signed opinion of Crowe Horwath LLP, registered independent public accounting firm, with respect to such financial statements, is being sent to shareholders concurrently with this proxy statement. The Annual Report is not to be regarded as proxy soliciting material, and we do not intend to ask, suggest or solicit any action from the shareholders with respect to such report.

OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. If other matters should come before the meeting, each of the persons named in the proxy intends to vote in accordance with his judgment on such matters.

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card
▼PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A	Proposals —	The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and for THREE YEARS for Proposal 3.

1.	Nominees:	For	Withhold		For	Withhold		For	Withhold
	01 - Robert J. Baker, Jr. *	☐	☐	02 - Robert H. Peitz *	☐	☐	03 - Edward W. Ungar *	☐	☐

	04 - Walter J. Doyle *	☐	☐	05 - Daniel Rooney *	☐	☐

*To elect as directors the nominees named above to serve for terms expiring at the 2014 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

		For	Against	Abstain			1 Year	2 Year	3 Year	Abstain
2.	To approve, by non-binding vote, executive compensation.	☐	☐	☐	3.	To recommend, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
IMPORTANT: Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — SCI Engineered Materials, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of SCI Engineered Materials, Inc. (the “Company”) hereby appoints Daniel Rooney, Gerald S. Blaskie, and Michael A. Smith, or any one of them, as attorneys and proxies with full power of substitution to each, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 2839 Charter Street, Columbus, Ohio, on June 14, 2013, at 9:30 a.m. local time, and at any adjournment or adjournments thereof, with all of the powers such undersigned shareholder would have if personally present, for the purposes stated on the reverse side.

The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinions may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all powers of said attorneys and proxies hereunder.

The undersigned hereby acknowledges receipt with this Proxy of a copy of the Company’s Notice of Annual Meeting and Proxy Statement dated May 2, 2013. Any proxy heretofore given to vote said shares is hereby revoked.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, AND A FREQUENCY OF “THREE YEARS” FOR PROPOSAL 3 ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.